UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2021

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 688-3775

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

    The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2021, the board of directors (the “Board”) of Infrastructure and Energy Alternatives Inc. (the “Company”), based on the recommendation of the Company’s Corporate Governance and Nominating Committee, elected Theodore Bunting, Jr. to serve as a Class I member of the Board, with the appointment being effective immediately after the Company’s annual meeting of its shareholders to be held on May 13, 2021. Mr. Bunting will serve until the 2024 annual meeting of shareholders, or until his successor is elected and qualified or his earlier death, resignation, removal or retirement. The Board expects to appoint Mr. Bunting to one or more committees of the Board at a later date. The Company will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available.

There are no arrangements or understandings between Mr. Bunting and any other persons pursuant to which Mr. Bunting was elected to serve as a director. The Company has determined that neither Mr. Bunting nor any of his immediate family members, has or had a direct or indirect material interest in any transaction in which the Company or any of the Company’s subsidiaries was or is a participant, that would be required to be disclosed under Item 404(a) of Regulation S-K. As a non-employee director, Mr. Bunting will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2021.

The Company has entered into a standard director indemnity agreement with Mr. Bunting, a form of which was filed as Exhibit 10.8 to the Company’s Amendment No. 1 to Form S-1 filed with the SEC on May 2, 2016.

A copy of the Company’s press release announcing the appointment of Mr. Bunting is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

    On May 10, 2021, the Company announced its financial results for the quarter ended March 31, 2021, and the Company increased the lower end of its revenue guidance and reiterated adjusted EBITDA guidance for the year ending December 31, 2021. A copy of the Company’s earnings press release is furnished as Exhibit 99.1, to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated as of May 10, 2021.
99.2	Press release dated as of May 10, 2021 for Theodore Bunting Jr. joining the Board.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2021

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Peter J. Moerbeek
	Name:	Peter J. Moerbeek
	Title:	Chief Financial Officer